                    EXTENSION AND MODIFICATION AGREEMENT


                             by and between


           TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., as Borrower


                                 and


          TOWN OF SOUTHEAST INDUSTRIAL DEVELOPMENT AGENCY, as Agency


                                 and


                    THE BANK OF NEW YORK, as Mortgagee




-------------------------------------------------------------------------------

                        OCTOBER 31, 1996

-------------------------------------------------------------------------------


PREMISES
--------

ADDRESS:  Hardscrabble Heights Business Park
          Fields Lane
          Town of Southeast, New York
TAX MAP:  78
BLOCK:    2
LOT:      83
COUNTY:   Putnam


                                   RECORD AND RETURN TO:

                                   BLEAKLEY PLATT & SCHMIDT
                                   One North Lexington Avenue
                                   White Plains, New York 10601
                                   Attn: James J. Sullivan, Esq.

                     EXTENSION AND MODIFICATION AGREEMENT
                     ------------------------------------

THIS AGREEMENT dated October 31, 1996 by and between TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of New York having its principal office at Fields Lane, Brewster, New York 10509 (the "Borrower") and the TOWN OF SOUTHEAST INDUSTRIAL DEVELOPMENT AGENCY, Brewster, New York, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation under the Laws of the State of New York having its principal office at One Main Street, Brewster, New York 10509 (the "Agency"), the Borrower and the Agency are hereinafter collectively referred to as the "Mortgagor", and THE BANK OF NEW YORK, a banking association organized and existing under the laws of the State of New York with offices located at 123 Main Street, White Plains, New York 10601, hereinafter the "Mortgagee".

                      W I T N E S S E T H:
                      - - - - - - - - - -

WHEREAS, on May 15, 1991 the Mortgagor made, executed and delivered to Barclays Bank of New York, N.A. a Note in the principal sum of $400,000.00; and

WHEREAS said Note was secured by a Mortgage and Security Agreement (the "Mortgage") of even date made, executed and delivered by the Mortgagor to Barclays Bank of New York, N.A. and said Mortgage was recorded in the Putnam County Clerk's Office on May 16, 1991 in Vol. 1391 Page 57 and encumbers the premises located at Hardscrabble Heights Business Park, Fields Lane, Town of Southeast, New York, said premises being also known as Tax Map 28, Block 2, Lot 83; and

WHEREAS on March 31, 1993 said Note, Mortgage and related loan documents were assigned and delivered to THE BANK OF NEW YORK pursuant to an assignment agreement dated March 31, 1993 by BARCLAYS BANK OF NEW YORK, N.A. to THE BANK OF NEW YORK which assignment was filed in the Putnam County Clerk's Office on March 31, 1994, in Liber 1886, Page 113; and

WHEREAS, pursuant to the terms of the Note, the indebtedness evidenced thereby was to mature and be paid in full on June 1, 1996; and

WHEREAS, the Mortgagor acknowledges the unpaid principal balance of said Note now totals $252,500.00; and

WHEREAS, the Mortgagor has requested that the Mortgagee extend the maturity date of said Note.

NOW THEREFORE, in consideration of the premises and TEN and NO/100 ($10.00) DOLLARS, each to the other in hand paid, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto mutually agree as follows:

1. Effective immediately the maturity date on the Note is extended from June 1, 1996 to June 1, 2001.

2. Effective immediately the interest rate on the unpaid principal balance shall be the Prime Rate plus three quarters of one (>%) percent. As used herein the "Prime Rate" shall mean the prime commercial lending rate of The Bank of New York as publicly announced at the Head Office of The Bank of New York in New York City, New York, to be in effect from time to time, such rate to be adjusted automatically, without notice on the effective date of any change in such rate.

3. Commencing November 1, 1996 and continuing thereafter on the 1st day of each consecutive month until June 1, 2001, the Borrower shall make monthly payments of interest at the per annum interest rate set forth herein together with monthly payments of principal sufficient to fully amortize the unpaid principal balance.

4. The existing real estate tax escrow requirement shall be released, but the Mortgagee reserves the right to require the Borrower to again make monthly real estate tax escrow payments if the real estate tax payments shall become delinquent at any time during the extended Note term.

5. Effective immediately the existing personal Guaranty of Payment from each of ANDREW L. SIMON, BERTRAM L. KOSLIN, SANDRA KOSLIN and SUSAN
     M. ZENO is released from any liability or obligation for the indebtedness evidenced by the Note and/or the term loan evidencing a debt in the original principal amount of $1,000,000.00.

6. As an inducement for the Mortgagee to approve and enter into this agreement the Borrower agrees to pay the Mortgagee an extension fee equal to $2,525.00.

7. All other terms and provisions of the Note, Mortgage and related loan documents shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the day and year first written above.

                                  TOUCHSTONE APPLIED SCIENCE
                                     ASSOCIATES, INC.


                                  By: /s/ ANDREW L. SIMON
                                     ---------------------------------------
                                     ANDREW L. SIMON, President


                                  TOWN OF SOUTHEAST INDUSTRIAL
                                     DEVELOPMENT AGENCY


                                  By: /s/ MICHELLE ROWAN
                                     ---------------------------------------
                                                   , Chairman


                                  THE BANK OF NEW YORK


                                  By: /s/ JOHN M. TOLOMER
                                     ---------------------------------------
                                     JOHN M. TOLOMER, V.P.

                               SCHEDULE A


ALL that certain plot, piece or parcel of land, situate, lying and being in the Town of Southeast, County of Putnam and State of New York, known and designated as Lot No. 4 as shown on a certain map entitled, 'SUBDIVISION PLAT OF HARDSCRABBLE HEIGHTS SITUATE IN THE TOWN OF SOUTHEAST, COUNTY OF PUTNAM, STATE OF NEW YORK' dated July 9, 1985, revised August 6, 1985 and revised October 3, 1985, filed October 22, 1985 in the Putnam County Clerk's Office, as Map No. 2088, being bounded and described as follows:

BEGINNING at a point in the southerly line of Field's Lane being the north-westerly corner of Lot No. 4 herein described and the northeasterly corner of Lot No. 5 as shown on the above referenced map;

Thence following the southerly line of Field's Lane, North 84 degrees 48' 00" East a distance of 44.76 feet to a point of curvature, said point being the intersection of the line of Lot No. 4 and the southwesterly line of Hardscrabble Heights Drive;

Thence following the southwesterly line of Hardscrabble Heights Drive on a curve to the right having a radius of 52.58 feet, a distance of 74.20 feet to a point of reverse curvature;

Thence along a curve to the left having a radius of 225.00 feet a distance of 186.50 feet to a point of tangency;

Thence South 61 degrees 50' 00" East a distance of 157.20 feet to a point being the northeasterly corner of Lot No. 4 and the northwesterly corner of Lot No. 6;

Thence along the line of Lot No. 6 and leaving the southwesterly line of Lot No. 6 and leaving the southwesterly line of Hardscrabble Heights Drive, South 04 degrees 40' 00" West a distance of 241.88 feet to a point in the line of Lot No. 9;

Thence along Lot No. 9, North 85 degrees 20' 00" West a distance of 370.00 feet to a point in the line of Lot No. 5;

Thence along Lot No. 5 North 04 degrees 40' 00" East a distance of 464.63 feet to the point and place of beginning.

STATE OF NEW YORK  )
                   ) ss:
COUNTY OF ORANGE   )

              On the 31st day of October, 1996, before me personally came ANDREW L. SIMON, to me known, who, being by me duly sworn, did depose and say that he resides at 1905 Hunterbrook Rd., Yorktown Heights, NY, that he is the President of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., the corporation described in and which executed the foregoing instrument and that he signed his name thereto by order of the board of directors of said corporation.

                                       /s/ MAUREEN CRUSH
                                       -------------------------------------
                                       Maureen Crush
                                       Notary Public, State of New York
                                       No. 4882935
                                       Qualified in Orange County
                                       Commission Expires 4/13/97

STATE OF NEW YORK  )
                   ) ss:
COUNTY OF PUTNAM   )

              On the 31st day of October, 1996, before me personally came MICHELLE ROWEN, to me known, who, being by me duly sworn, did depose and say that she resides at 4 Hillside Park, Brewster, NY; that she is the Chairman of TOWN OF SOUTHEAST INDUSTRIAL DEVELOPMENT AGENCY, the agency described in and which executed the foregoing instrument and that she signed his name thereto by order of the Members of said agency.

                                       /s/ CHARLES JOSEPH ACKER
                                       -------------------------------------
                                       Charles Joseph Acker
                                       Notary Pub., State of NY
                                       #60-5012265 Putnam Co.
                                       Term Expires 2/28/97

STATE OF NEW YORK     )
                      ) ss:
COUNTY OF WESTCHESTER )

              On the 31st day of October, 1996, before me personally came JOHN M. TOLOMER, to me known, who, being by me duly sworn, did depose and say that he resides at 15 Pin Oak Lane, Chappaqua, NY; that he is the Vice President of THE BANK OF NEW YORK, the corporation described in and which executed the foregoing instrument and that he signed his name thereto by order of the board of directors of said corporation.

                                       /s/ RAYMOND E. SACHER
                                       -------------------------------------
                                       Raymond E. Sacher
                                       Notary Public, State of New York
                                       No. 60-4640310
                                       Qualified in Putnam County
                                       Commission Expires November 30, 1997